UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       November 22, 2006
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


       Minnesota                        0-944                     41-0783184
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                    55433-8003
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:     763-780-4555
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits

        Item 9.01 - Possis Medical, Inc., Reports Quarterly Financial Results

On November 22, 2006, the Company issued a press release reporting operating results for its fiscal year 2007 first quarter ending October 31, 2006. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

[c]     Exhibits

99.1    Press Release, dated November 22, 2006, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Possis Medical, Inc.
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(Registrant)

Date: November 22, 2006
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By:     /s/ Jules L. Fisher
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        Jules L. Fisher
        Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release, dated November 22, 2006, issued by Possis
                Medical, Inc.